T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                                 Spectrum Funds
--------------------------------------------------------------------------------
                                  June 30, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
SPECTRUM FUNDS
--------------
*    Stocks  around  the  world  generally  declined  in the first  half,  after tremendous gains in 1999. Bonds posted modest returns, led by long-term Treasuries and emerging market debt.
* Spectrum Growth delivered solid relative performance in the first half and a strong result for the 12 months ended June 30.
* Spectrum Income's returns were modest in both periods and trailed its benchmarks.
* Spectrum International held up better than its benchmarks in the first half and produced an outstanding 12-month gain.
* Tame inflation, moderating U.S. growth, and strength in overseas economies bodes well for stocks and bonds through the remainder of the year.
================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================
FELLOW SHAREHOLDERS
-------------------
     Stocks were extremely volatile -- and generally lower -- around the globe in the first half of 2000. Bonds produced modest total returns but outperformed most stocks. High-priced technology and other New Economy stocks started the year with tremendous momentum after soaring in 1999, then plunged to lower levels in early spring. Technology stocks and some other sectors rebounded sharply in June, but most major averages ended the period lower. Globally, small-caps, mid-caps, and natural resources stocks rose in the first half, while emerging market bonds and long-term U.S. Treasuries were also strong.

MARKET ENVIRONMENT
------------------

    ***********************************************************************
         Bar chart with four pairs of bars, representing 6- and 12-month returns for the following indices for periods ended 6/30/00:
             S&P 500 Stock Index: -0.43%, 7.24%; Russell 2000 Index:
                 3.04%, 14.32%; MSCI EAFE Index, -3.95%, 17.44%;
                MSCI Emerging Markets Free Index, -7.99%, 9.47%
    ***********************************************************************

     The tech-heavy Nasdaq Composite peaked above t he 5000 level on March 10 before plummeting 37% in the ensuing two months. A steady and increasingly aggressive rate hike program by the Federal Reserve -- combined with sky-high valuations and a continued lack of profitability among most of the dot-coms -- finally took its toll on the once invincible Nasdaq. The progress of the U.S. Justice Department's antitrust case against Microsoft also sapped investor confidence. The Fed raised its key federal funds target rate three times for a total of one percentage point in the first half, capped by a half-point move on May 16. At that point, it seemed as if there might be no end in sight to Fed tightening since the U.S. economy, having grown 5.5% in the first quarter, was showing no sign of slowing down. During the Nasdaq correction, value stocks -- especially consumer and industrial cyclicals whose earnings are closely tied to economic growth -- as well as steady growth stocks such as pharmaceuticals fared well.

    ***********************************************************************
           Chart showing 30-year Treasury Bond, 5-year Treasury Note,
               90-Day Treasury Bill for 12 months ended 6/30/00.
    ***********************************************************************

     However, the economy did indeed show signs of cooling off by late May. Suddenly, the likelihood of further aggressive rate hikes by the Fed began to fade. With the earnings of cyclical companies now vulnerable to disappointment, investors reversed course again and rushed back into many of the high-tech leaders of 1999, while value stocks slid. Many networking and semiconductor stocks ended the period near their old highs. With a few strong exceptions, however, most Internet stocks did not recover. Mid-capitalization stocks were the best performers in the U.S., rising 8.97% in the period as measured by the Standard & Poor's MidCap Index. The Russell 2000 Index of smaller companies rose 3.04% in the half, as shown in the bar chart. The Nasdaq fell 2.54%.

     Markets overseas also experienced a severe correction and sector rotation during the period, with foreign New Economy stocks rising, falling, and rising again along with Nasdaq. U.S. market volatility and rising rates had the largest impact on the Pacific ex-Japan and Latin America. Stocks in Japan -- so strong last yearNfell sharply on weakness in the technology, automotive, and banking sectors. Domestic consumer spending remained weak, and foreign investors were also heavy sellers of Japanese stocks. Europe performed relatively well, aided by strength in Old Economy sectors such as energy, pharmaceuticals, and food, and in select high-tech stocks. Most foreign stock markets ended the period lower, and weakness in major currencies increased losses for U.S. investors. Emerging market bonds, however, were strong, bolstered by the improving global economy and higher commodity prices, both of which aided the creditworthiness of issuing companies and nations. In the first half, Mexico's debt reached investment-grade status.

     The Fed left rates unchanged at 6.5% at its late June meeting, and sounded a relatively conciliatory note about its future stance. But during the first half, the bond markets had more than just rate hikes to concern themselves with. Strong economic growth has helped generate huge federal government surpluses, to the extent that the U.S. sharply curtailed its borrowing and initiated a buyback program for 30-year Treasuries. This caused concern about a "shortage" of long-term Treasury bonds, and as a result 30-year Treasuries rallied strongly early in the first half in the face of aggressive Fed tightening. Corporate and mortgage bonds did not fare nearly as well, and high-yield bonds, in particular, remained weak. With long-term Treasury yields falling and short- and intermediate-term yields rising, the Treasury yield curve inverted -- meaning long-term yields fell below those of short- and intermediate-term bonds. (The yield curve is a line charting interest rates on bonds of various maturities.) Later in the period, with the release of more benign economic data, yields declined across the board.

SPECTRUM GROWTH FUND
--------------------

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/00         6 Months        12 Months
    ---------------------         --------        ---------
    Spectrum Growth Fund            3.61%           15.08%
    Lipper Multi-Cap Core
    Fund Index                      4.02            13.54
    S&P 500 Stock Index            -0.43             7.24


     In a challenging environment for stocks, the Spectrum Growth Fund's performance in the last six months was modest in absolute terms but solid compared with its benchmarks, as shown in the table. The fund's 3.61% gain was comparable to that of the Lipper Multi-Cap Core Fund Index but well ahead of the Standard & Poor's 500 Stock Index, which fell 0.43%. For the past year, the strong 15.08% advance exceeded both the S&P 500 and our Lipper category. Returns were driven in both periods by outstanding performance from small- and mid-cap growth stocks, represented by our investment in the New Horizons Fund. Large-cap growth stocks (Growth Stock and Blue Chip Growth Funds) also delivered solid gains. While the International Stock Fund was our weakest underlying fund of the past six months, it was the second-strongest over the past year.

     As we noted in our last report, it's encouraging to see out-of-favor sectors like small-caps and international stocks come back to the fore. Value stocks also attempted a comeback in the first half, rallying as high-flying tech stocks retreated. However, indications of a slowing economy pulled the rug out from under the sector, and as a result our value funds were among our worst performers in both periods. One exception was the New Era Fund, to which we have a small allocation. Rising oil and gas prices boosted the fund's heavy concentration in energy stocks.

    ***********************************************************************
                  Pie chart based on net assets as of 6/30/00,
              with the following segments: Large-Cap Stocks, 41%;
                   Mid-Cap Stocks, 18%; Small-Cap Stocks, 7%;
                International stocks, 30%; Other and Reserves, 4%
    ***********************************************************************

     During the period, we increased our target allocation to the New Horizons Fund to 23% (near the top of our range), and reduced the target allocation to our main value-oriented funds, the Growth & Income and Equity Income Funds, by one percentage point each. Given their high growth rates, small-caps still look inexpensive relative both to historical levels and to large-caps. As a result, we are emphasizing small- and mid-cap growth stocks over large-caps, and within the latter group we are tilted toward large-cap value. Target allocations to the Equity Income and Growth & Income Funds are at 13% each, while the allocations to Growth Stock and Blue Chip Growth are currently at 10% and 9.5%, respectively, as shown in the table on page 13. Despite the fact that high-growth stocks have again taken the lead after correcting this spring, we remain committed to emphasizing large-cap value stocks over large-cap growth. Concern about economically sensitive earnings may continue to weigh on the group, but valuations at current levels provide an attractive opportunity for capital appreciation in the years ahead. In addition, many of the leading technology stocks -- despite excellent fundamentals -- have already approached their former highs, leaving open the question of how much further their valuations can be stretched.

     We also continued to tilt toward international stocks at the expense of U.S. shares and are comfortable with the maximum allocation (25%) to the International Stock Fund. Select foreign markets offer opportunities similar to those available in the U.S. in the mid-1990s, where consolidation, enhanced productivity and profitability, and a focus on shareholder interests helped create a positive backdrop for stocks. The economic cycle is also at a different point overseas, where many countries are in the early stages of recovery after poor overall performance in the late '90s.

SPECTRUM INCOME FUND
--------------------

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/00         6 Months        12 Months
    ---------------------         --------        ---------
    Spectrum Income Fund            2.10%            2.11%
    Lipper General Bond
    Funds Average                   2.25             3.72
    Salomon Smith Barney Broad
    Investment Grade Index          3.92             4.51

     Bond market performance was better in the first half than in 1999. Total returns were modest, but superior to the major equity averages. The Spectrum Income Fund's modest 2.10% gain, while in line with the Lipper General Bond Funds Average, was behind the broad-based bond market index. Performance over the past year was even more disappointing. Our modest exposure to stocks through the Equity Income Fund, while an important component of our strong 8.67% average annual return since inception 10 years ago, hampered performance in the 6- and 12-month periods as value-oriented stocks were generally weak. The International Bond Fund also detracted from performance, hurt by the decline of the euro. (The Salomon index has no equity component and no exposure to international bonds denominated in foreign currencies.) Going forward, we remain convinced that diversification into dividend-paying stocks and international bonds will enhance returns. In fact, our small position in the Emerging Markets Bond Fund was our second-best contributor over six months and the best over the past year due to the improving global economy. The U.S. Treasury Long-Term Fund was the best contributor in the first half.

     Though both the GNMA Fund and the New Income Fund (medium-quality corporate bonds) posted respectable results in the first half, their returns were lackluster over the past year. Much of the enthusiasm in the Treasury market came at the expense of mortgage-backed bonds, despite their increasing yield advantage. The High Yield Fund's results were flat during both periods, as attractive dividend income was offset by the impact of stock market volatility and a rising default rate.

    ***********************************************************************
                 Pie chart, based on net assets as of 6/30/00,
              with the following segments: High-grade bonds, 49%;
                High-yield bonds, 17%; International bonds, 16%;
                        Stocks, 13%; money markets, 5%]
    ***********************************************************************

     We reduced the duration of the portfolio early this year (as reflected in the table on page 12) by trimming our allocation to long-term Treasuries. (Duration measures a bond fund's sensitivity to interest rates. For example, a fund with a duration of five years will rise about 5% in price in response to a one-percentage-point decline in rates and fall 5% in response to a one-percentage-point increase in rates.) This had a modestly negative effect on returns. With the economy and stock market so strong in the first two months of the year, and the Federal Reserve so committed to dampening both, we felt it prudent to reduce interest rate risk. Clearly, however, the continuing, larger-than-expected federal budget surpluses and the Treasury debt buyback are changing the fixed-income landscape in fundamental ways.

     The target allocation to mortgage-backed bonds was increased early in the first half, to 18%, to take advantage of the attractive yields and high credit quality available in the sector. However, at the end of June, we reduced the GNMA Fund allocation in favor of boosting exposure to the New Income and High Yield Funds. The yield advantages (or "credit spreads") in the corporate sector and in high-yield, particularly, had widened to historically extreme levels. Similarly, attractive valuations led us to increase our allocation to the Equity Income Fund in February, to 12%, though that remains near the minimum allocation of 10%, as shown in the table on page 13. The allocation to the International Bond Fund was increased in May as the euro appeared undervalued. Since hitting an all-time low in early May, the euro has firmed.

SPECTRUM INTERNATIONAL FUND
---------------------------

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/00         6 Months        12 Months
    ---------------------         --------        ---------
    Spectrum International Fund    -2.59%           26.98%
    Lipper International
    Funds Average                  -4.55            24.48
    Combined Index Benchmark*      -3.73            15.83

    *    90% MSCI EAFE/10% J.P.  Morgan  Non-U.S.
         Dollar  Government Bond Index.


     The Spectrum International Fund fell 2.59% in the first half but held up better than both of its benchmarks, as shown in the table, in a generally negative period for international assets. Despite foreign markets' correction after a robust 1999, the fund posted a strong 12-month gain of 26.98% that was also ahead of both the Lipper International Funds Average and our unmanaged combined index benchmark. The purpose of the combination benchmark, of course, is to reflect the fund's allocation to foreign bonds. At present, however, we have only a 5% target allocation to the Emerging Markets Bond Fund, and our allocation to the International Bond Fund remained at zero throughout the past year. This aided results as emerging market bonds performed strongly based on improved global growth, while high-quality foreign bonds were hurt by currency weakness in developed countries, particularly those in the euro zone. The Emerging Markets Bond Fund gained nearly 8% in the period.

     Performance also benefited from our 3% allocation to the International Discovery Fund, which soared last year and early this year on tremendous enthusiasm for selected foreign small- and mid-cap stocks. This sector was hit hard, however, by the spring correction, as many of the most promising emerging growth companies overseas are technology- or Internet-related. The late rebound in these sectors helped International Discovery close the first half with a gain of more than 8%, and to more than double over the past 12 months. Two of our other top performers from 1999, however, were our worst contributors in the first half. The Japan Fund fell more than 11%, and the New Asia Fund fell nearly 7%. As was the case with foreign bonds, stocks in the emerging markets fared better than those in most developed markets. The Emerging Markets Stock Fund (4.3% allocation), our second-best performer over the past year, fell just modestly in the first half, while the Latin America Fund (1.5% allocation) posted a small gain. The European Stock Fund (29% allocation) was also a relatively good performer in the first half.

     Over the last six months we lowered our target allocation to the International Stock Fund (48% allocation) and the European Stock Fund, though at 29% our exposure to the latter is still significantly higher than a year ago. Proceeds were allocated to the Latin America and New Asia Funds to take advantage of economic growth prospects in these regions being fueled by global demand growth and higher commodity prices. The fund's net geographic diversification, shown in the nearby chart, changed partly as a result of our new allocations, partly due to changes in market value, and partly because of shifts in the underlying portfolio of the International Stock Fund, still our largest component. The fund's net exposure to Japan declined two percentage points, while assets in Europe dropped one percentage point. We continue to view the fundamental backdrop for equity investment in Europe as excellent, however. Our net assets in Latin American securities rose two percentage points. The table on page 13 lists target allocations for each underlying fund.

    ***********************************************************************
                 Pie chart, based on net assets as of 6/30/00,
             with the following segments: Europe, 60%; Japan, 16%;
            Latin America, 8%, Far East, 6%; Other and Reserves, 10%]
    ***********************************************************************

     As we indicated in our last report, we had expected the Japanese market to have difficulty sustaining its powerful 1999 rally, which was led by technology stocks. Japan benefited last year from a huge inflow of foreign capital as international portfolio managers reallocated investments to Japan after largely avoiding it for many years. These inflows were unlikely to continue at that pace, and in fact, foreigners were net sellers of Japanese stocks in the first half. While we do think Japan has begun to turn an important corner, the process of restructuring and reform will take years, and the ruling party that presided over a decade of stagnation is still in power.

     In addition, corporate restructuring will inevitably drive up unemployment and thereby reduce domestic demand, while the strong yen will put pressure on the export sector.

     The picture in Latin America has brightened significantly over the past year. Though economic troubles have often accompanied Mexican presidential elections (witness the 1994 peso crisis), our optimism about the 2000 election proved well founded. Not only does the Mexican economy appear to be on healthy footing, but Mexico's ruling party was voted out of office on July 2 (after the end of our reporting period) for the first time in decades. The election appeared honest and open and its result has received widespread acceptance. President-elect Vicente Fox is a new kind of leader for Mexico, coming from outside the traditional political hierarchy, and has a pro-free-market orientation. In Brazil, meanwhile, an improving economy has helped keep important fiscal reforms moving forward. Rising commodity prices have also boosted economic prospects throughout Latin America.

*****************************
Any slowdown in the
U.S. economy would
enhance the . . .
attractiveness of
international markets.
*****************************

     The economic outlook in the Pacific ex-Japan is also healthy, with growth currently strong. Economic reforms and corporate restructuring remain gradual and incomplete, but stock valuations are attractive compared with those of developed regions and reasonable compared with historic levels. The much hoped-for "soft landing" in the U.S., if it happens, could boost Asian markets.

OUTLOOK
-------
     We expect stable inflation and moderating economic growth in the U.S., while economies should remain robust overseas (with the exception of Japan). The combination of sound fiscal policy, as reflected in the current U.S. federal budget surplus, and effective monetary policy suggests reduced upward pressure on interest rates in the months ahead. In our view, the most likely outcome is that the Fed will raise interest rates once more, by a quarter point, at its August meeting. This suggests a favorable climate for global stocks and bonds for the remainder of the year. The outlook for steady growth stocks, small-caps, and value stocks remains positive. Absent a recession in the U.S., corporate and high-yield bonds should provide attractive total returns going forward, while mortgage-backed bonds also offer solid yields. High valuations in the technology sector are the main concern facing the U.S. market, though business fundamentals remain outstanding in the sector.

     Overseas, as in the U.S., market participation has broadened recently, with gains more well-balanced between New and Old Economy stocks. Investors remain highly selective, however, and we expect this to continue. Valuations remain high -- though well off their recent peaks -- and stocks are likely to be sensitive to new developments. The Internet sector is still evolving, and volatility will probably remain high. We expect significantly more consolidation to occur in the sector as the winners distance themselves from the losers in the New Economy. In this environment, attention to company fundamentals will be crucial. Any slowdown in the U.S. economy would enhance the relative attractiveness of international markets.

Respectfully submitted,

/s/

Edmund M. Notzon III
President and Chairman of the Investment Advisory Committee
July 19, 2000
================================================================================

T. Rowe Price Spectrum Funds
----------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TEN LARGEST HOLDINGS
--------------------
                                                                      Percent of
(Of the combined underlying funds at 6/30/00)                         Net Assets
                                                                         6/30/00
SPECTRUM GROWTH FUND
--------------------
Vodafone Airtouch                                                           0.7%
--------------------------------------------------------------------------------
Nokia                                                                       0.7
--------------------------------------------------------------------------------
Burr Brown                                                                  0.5
--------------------------------------------------------------------------------
Maxim Integrated Products                                                   0.5
--------------------------------------------------------------------------------
Altera                                                                      0.5
--------------------------------------------------------------------------------
Analog Devices                                                              0.4
--------------------------------------------------------------------------------
TotalFinaElf                                                                0.4
--------------------------------------------------------------------------------
Glaxo Wellcome                                                              0.4
--------------------------------------------------------------------------------
Telefonica                                                                  0.4
--------------------------------------------------------------------------------
Shell Transport & Trading                                                   0.4
--------------------------------------------------------------------------------
Total                                                                       4.9%

TEN LARGEST HOLDINGS
--------------------
                                                                      Percent of
(Of the combined underlying funds at 6/30/00)                         Net Assets
                                                                         6/30/00
SPECTRUM INTERNATIONAL FUND
---------------------------
Nokia                                                                       2.5%
--------------------------------------------------------------------------------
Vodafone Airtouch                                                           2.4
--------------------------------------------------------------------------------
Telefonica                                                                  1.5
--------------------------------------------------------------------------------
TotalFinaElf                                                                1.5
--------------------------------------------------------------------------------
Glaxo Wellcome                                                              1.4
--------------------------------------------------------------------------------

Societe Television Francaise                                                1.3
--------------------------------------------------------------------------------
Royal Bank of Scotland                                                      1.3
--------------------------------------------------------------------------------
ShellTransport & Trading                                                    1.3
--------------------------------------------------------------------------------
Telecom Italia Mobile                                                       1.3
--------------------------------------------------------------------------------
Vivendi                                                                     1.3
--------------------------------------------------------------------------------
Total                                                                      15.8%

Note: Table excludes reserves.
================================================================================
T. Rowe Price Spectrum Funds
----------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------                                            12/31/99      6/30/00
SPECTRUM INCOME FUND
--------------------
Price Per Share                                           $ 10.71     $   10.58
--------------------------------------------------------------------------------
Dividends Per Share
--------------------------------------------------------------------------------
     For 6 months                                            0.35          0.35
--------------------------------------------------------------------------------
     For 12 months                                           0.69          0.70
--------------------------------------------------------------------------------
Dividend Yield *
--------------------------------------------------------------------------------
     For 6 months                                            6.51%         6.71%
--------------------------------------------------------------------------------
     For 12 months                                           6.62          6.75
--------------------------------------------------------------------------------
30-Day Standardized Yield                                    6.69%         7.09%
--------------------------------------------------------------------------------
Weighted Average Maturity (years)**                         10.0           9.7
--------------------------------------------------------------------------------
Weighted Average Effective Duration (years)**                5.3           5.1
--------------------------------------------------------------------------------
Weighted Average Quality ***                                 AA-           AA-
--------------------------------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Excludes Equity Income Fund.
***  Based on T. Rowe Price research; excludes Equity Income Fund.

================================================================================

T. Rowe Price Spectrum Funds
----------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TARGET ALLOCATIONS FOR UNDERLYING FUNDS
---------------------------------------
                                      Minimum-       Target at        Target at
                                      Maximum        12/31/99          6/30/00

SPECTRUM GROWTH FUND
--------------------
International Stock                     10-25%            25.0%           25.0%
-------------------------------------------------------------------------------
New Horizons                            10-25             21.0            23.0
-------------------------------------------------------------------------------
Growth & Income                          7.5-22.5         14.0            13.0
-------------------------------------------------------------------------------
Equity Income                            7.5-22.5         14.0            13.0
-------------------------------------------------------------------------------
Growth Stock                             5-20             10.0            10.0
-------------------------------------------------------------------------------
Blue Chip Growth                         5-20              9.5             9.5
-------------------------------------------------------------------------------
Mid-Cap Value                            0-15              4.0             4.0
-------------------------------------------------------------------------------
New Era                                  0-15              2.5             2.5
-------------------------------------------------------------------------------

SPECTRUM INCOME FUND
--------------------
New Income                              15-30             27.0            25.5
-------------------------------------------------------------------------------
High Yield                              10-25             21.0            21.5
-------------------------------------------------------------------------------
GNMA 5-20                               17.0              17.0
-------------------------------------------------------------------------------
InternationalBond                        5-20             12.5            13.0
-------------------------------------------------------------------------------
Equity Income                           10-25             11.0            12.0
-------------------------------------------------------------------------------
U.S. Treasury Long-Term                  0-15              8.0             7.5
-------------------------------------------------------------------------------
Emerging Markets Bond                    0-10              3.5             3.5
-------------------------------------------------------------------------------
Short-Term Bond                          0-15              0.0             0.0
-------------------------------------------------------------------------------
Summit Cash Reserves                     0-25              0.0             0.0
-------------------------------------------------------------------------------

SPECTRUM INTERNATIONAL FUND
---------------------------
International Stock                     35-65             50.0            48.0
-------------------------------------------------------------------------------
European Stock                           0-30             29.5            29.0
-------------------------------------------------------------------------------
Japan0-30                                6.5               6.5
-------------------------------------------------------------------------------
Emerging Markets Bond                    0-15              5.0             5.0
-------------------------------------------------------------------------------
Emerging Markets Stock                   0-20              4.3             4.3
-------------------------------------------------------------------------------
International Discovery                  0-20              3.0             3.0
-------------------------------------------------------------------------------
New Asia                                 0-20              1.7             2.7
-------------------------------------------------------------------------------
Latin America                            0-15              0.0             1.5
-------------------------------------------------------------------------------
International Bond                       0-20              0.0             0.0
-------------------------------------------------------------------------------
Summit Cash Reserves                     0-25              0.0             0.0

================================================================================
T. Rowe Price Spectrum Funds
----------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                    Lipper Multi-Cap Core      Spectrum Growth
              S&P 500 Stock Index        Fund Index                 Fund
              -------------------        ----------                 ----
6/90                10000                   10000                   10000
6/91                10739                   10608                   10311
6/92                12180                   12005                   11466
6/93                13840                   14014                   13449
6/94                14034                   14452                   14614
6/95                17694                   17450                   17542
6/96                22294                   21590                   21918
6/97                30030                   27360                   26734
6/98                39088                   34170                   31263
6/99                47983                   39358                   35024
6/00                51459                   44689                   40307

        Salomon Smith Barney Broad   Lipper General Bond          Spectrum
           Investment grade index       Funds Average        International Fund
           ----------------------       -------------        ------------------
6/90                10000                   10000                   10000
6/91                11085                   10919                   11074
6/92                12657                   12729                   12784
6/93                14172                   14461                   14255
6/94                14005                   14788                   14372
6/95                15761                   16329                   16288
6/96                16544                   17509                   17605
6/97                17894                   19401                   19702
6/98                19789                   21479                   21913
6/99                20407                   22028                   22482
6/00                21326                   22571                   22957

       90% MSCI EAFE/10% J.P. Morgan
         Non-U.S. Dollar Government   Lipper International        Spectrum
                  Bond Index             Funds Average       International Fund
                  ----------             -------------       ------------------
12/96               10000                   10000                   10000
6/97                10981                   11266                   11120
6/98                11650                   12254                   11273
6/99                12562                   12794                   12305
6/00                14550                   15941                   15626

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                               Since  Inception
Periods Ended 6/30/00           1 Year  5 Years  10 Years  Inception       Date
---------------------           ------  -------  --------  ---------  ---------
Spectrum Growth Fund            15.08%   18.10%    14.96%        -      6/29/90
Spectrum Income Fund             2.11     7.10      8.67         -      6/29/90
Spectrum International Fund     26.98        -         -      13.62%   12/31/96

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Spectrum Growth Fund
----------------------------------
Unaudited                         For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                      6 Months      Year
                         Ended     Ended
                       6/30/00  12/31/99 12/31/98   12/31/97  12/31/96 12/31/95
NET ASSET VALUE
Beginning of period     $17.71   $ 16.45  $ 15.93   $ 15.13   $ 13.49   $ 11.13
--------------------------------------------------------------------------------
Investment activities
  Net investment
  income (loss)           0.04      0.15     0.19      0.20      0.20      0.21
  Net realized and
  unrealized gain (loss)  0.60      3.19     1.88      2.40      2.57      3.12
--------------------------------------------------------------------------------
  Total from
  investment activities   0.64      3.34     2.07      2.60      2.77      3.33
--------------------------------------------------------------------------------
Distributions
  Net investment income      -    (0.17)   (0.18)    (0.20)    (0.20)    (0.21)
  Net realized gain          -    (1.91)   (1.37)    (1.60)    (0.93)    (0.76)
--------------------------------------------------------------------------------
  Total distributions        -    (2.08)   (1.55)    (1.80)    (1.13)    (0.97)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period           $18.35   $ 17.71  $ 16.45   $ 15.93   $ 15.13   $ 13.49

RATIOS/SUPPLEMENTAL DATA
Total return**            3.61%    21.20%   13.62%    17.40%    20.53%    29.96%
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets     0.00%*+   0.00%    0.00%     0.00%     0.00%     0.00%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                0.45%+    0.85%    1.09%     1.26%     1.58%     1.81%
--------------------------------------------------------------------------------
Portfolio turnover rate   9.4%+     20.3%    17.9%     20.4%      2.9%      7.4%
--------------------------------------------------------------------------------
Net assets, end of
period (in millions)    $ 3,080  $  3,031 $  2,768  $  2,605  $  2,104  $  1,358
--------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 3. The annualized weighted average expense ratio of the underlying funds was 0.84% for the period ended June 30, 2000.
+    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum Income Fund
----------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                       6 Months      Year
                          Ended     Ended
                        6/30/00  12/31/99  12/31/98 12/31/97 12/31/96  12/31/95
NET ASSET VALUE
Beginning of period     $ 10.71   $ 11.50   $ 11.66  $ 11.20  $ 11.24   $ 10.11
--------------------------------------------------------------------------------
Investment activities
  Net investment
  income (loss)            0.35      0.67      0.72     0.71     0. 71     0.72
  Net realized and
  unrealized gain (loss)  (0.13)    (0.64)     0.02     0.61     0.11      1.16
--------------------------------------------------------------------------------
  Total from
  investment activities    0.22      0.03      0.74     1.32     0.82      1.88
--------------------------------------------------------------------------------
Distributions
  Net investment income   (0.35)    (0.69)    (0.72)   (0.71)   (0.71)    (0.72)
  Net realized gain            -    (0.13)    (0.18)   (0.15)   (0.15)    (0.03)
--------------------------------------------------------------------------------
  Total distributions     (0.35)    (0.82)    (0.90)   (0.86)   (0.86)    (0.75)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period           $ 10.58   $ 10.71   $ 11.50  $ 11.66  $ 11.20   $ 11.24

RATIOS/SUPPLEMENTAL DATA
Total return **            2.10%     0.26%     6.57%   12.18%    7.64%    19.41%
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets      0.00%*+   0.00%     0.00%    0.00%    0.00%    0.00%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                 6.63%+    5.95%     6.22%    6.21%    6.46%    6.43%
--------------------------------------------------------------------------------
Portfolio turnover rate   19.6%+    18.6%     12.8%    14.1%    17.6%     20.2%
--------------------------------------------------------------------------------
Net assets, end of
period (in millions)    $  2,379  $  2,548  $ 2,574  $ 2,022 $  1,356  $    987
--------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 3. The annualized weighted average expense ratio of the underlying funds was 0.78% for the period ended June 30, 2000.
+    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum International Fund
-----------------------------------------
Unaudited                         For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                 6 Months        Year                 12/31/96
                                    Ended       Ended                  Through
                                  6/30/00    12/31/99     12/31/98    12/31/97
NET ASSET VALUE
Beginning of period             $  13.53    $   10.56    $    9.74   $  10.00
--------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)      0.03         0.12         0.21       0.15
  Net realized and
  unrealized gain (loss)           (0.38)        3.95         0.97       0.09ss.
--------------------------------------------------------------------------------
  Total from investment
  activities                       (0.35)        4.07         1.18       0.24
--------------------------------------------------------------------------------
Distributions
  Net investment income                 -       (0.13)       (0.21)     (0.15)
  Net realized gain                     -       (0.97)       (0.15)     (0.35)
--------------------------------------------------------------------------------
  Total distributions                   -       (1.10)       (0.36)     (0.50)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period                   $  13.18    $   13.53    $   10.56   $   9.74

RATIOS/SUPPLEMENTAL DATA
Total return**                    (2.59%)      39.49%       12.28%      2.42%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                 0.00%*+      0.00%        0.00%      0.00%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                         0.48%+       1.14%        1.94%      2.23%
--------------------------------------------------------------------------------
Portfolio turnover rate           31.5%+       20.1%        31.7%      20.0%
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $ 102,469   $  82,846    $  54,752   $  51,050
--------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 3. The annualized weighted average expense ratio of the underlying funds was 0.98% for the period ended June 30, 2000.
ss. The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the Fund's aggregate gains and losses because of the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the investment portfolio.
+    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum Growth Fund
----------------------------------
Unaudited                                                         June 30, 2000

STATEMENT OF NET ASSETS
-----------------------                                            In thousands
                                           Percent of
                                           Net Assets     Shares          Value
                                           ----------     ------          -----
T. Rowe Price International Stock Fund         24.3%    40,947,722  $   748,115
-------------------------------------------------------------------------------
T. Rowe Price New Horizons Fund                23.9     24,163,894      735,307
-------------------------------------------------------------------------------
T. Rowe Price Growth & Income Fund             13.2     16,171,593      405,745
-------------------------------------------------------------------------------
T. Rowe Price Equity Income Fund               12.6     16,763,390      388,073
-------------------------------------------------------------------------------
T. Rowe Price Growth Stock Fund                10.0      8,566,499      308,223
-------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth Fund             9.4      7,440,725      288,998
-------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Value Fund                4.0      9,100,229      124,855
-------------------------------------------------------------------------------
T. Rowe Price New Era Fund                      2.6      3,518,004       80,914
-------------------------------------------------------------------------------
Total Investments
100.0% of Net Assets (Cost $2,202,599)                              $ 3,080,230

Other Assets Less Liabilities                                                51

NET ASSETS                                                          $ 3,080,281
Net Assets Consist of:
Accumulated net investment income - net of distributions            $     6,085
Accumulated net realized gain/loss - net of distributions                47,932
Net unrealized gain (loss)                                              877,631
Paid-in-capital applicable to 167,903,915 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                            2,148,633

NET ASSETS                                                          $ 3,080,281

NET ASSET VALUE PER SHARE                                           $     18.35

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum Income Fund
----------------------------------
Unaudited                                                         June 30, 2000

STATEMENT OF NET ASSETS
-----------------------                                            In thousands
                                           Percent of
                                           Net Assets     Shares          Value
                                           ----------     ------          -----
T. Rowe Price New Income Fund                  25.3%     73,812,931  $  603,052
--------------------------------------------------------------------------------
T. Rowe Price High Yield  Fund                 21.7      68,127,124     515,722
--------------------------------------------------------------------------------
T. Rowe Price GNMA Fund                        17.7      46,603,103     420,826
--------------------------------------------------------------------------------
T. Rowe Price International Bond Fund          13.0      35,749,221     309,589
--------------------------------------------------------------------------------
T. Rowe Price Equity Income Fund               11.1      11,359,742     262,978
--------------------------------------------------------------------------------
T. Rowe Price U.S. Treasury Long-Term Fund      7.5      16,608,021     178,370
--------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Bond Fund        3.8       8,659,084      90,141
-------------------------------------------------------------------------------
Total Investments
100.1% of Net Assets (Cost $2,494,095)                               $2,380,678

Other Assets Less Liabilities                                            (1,214)

NET ASSETS                                                           $2,379,464
Net Assets Consist of:
Accumulated net investment income - net of distributions             $       62
Accumulated net realized gain/loss - net of distributions               (27,687)
Net unrealized gain (loss)                                             (113,417)
Paid-in-capital applicable to 224,943,790 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                            2,520,506

NET ASSETS                                                           $2,379,464

NET ASSET VALUE PER SHARE                                            $    10.58

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum International Fund
-----------------------------------------
Unaudited                                                         June 30, 2000

STATEMENT OF NET ASSETS
-----------------------                                            In thousands
                                           Percent of
                                           Net Assets     Shares          Value
                                           ----------     ------          -----
T. Rowe Price International Stock Fund         47.2%    2,647,513   $    48,370
-------------------------------------------------------------------------------
T. Rowe Price European Stock Fund              28.8     1,255,829        29,487
-------------------------------------------------------------------------------
T. Rowe Price Japan Fund                        6.5       474,111         6,685
-------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Bond Fund        4.9       478,908         4,985
-------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Stock Fund       4.2       286,654         4,346
-------------------------------------------------------------------------------
T. Rowe Price International Discovery Fund      3.3        85,745         3,408
-------------------------------------------------------------------------------
T. Rowe Price New Asia Fund                     2.8       309,755         2,884
-------------------------------------------------------------------------------
T. Rowe Price Latin America Fund                2.3       210,085         2,307
-------------------------------------------------------------------------------
Total Investments
100.0% of Net Assets (Cost $90,577)                                 $   102,472

Other Assets Less Liabilities                                                (3)

NET ASSETS                                                          $   102,469
Net Assets Consist of:
Accumulated net investment income - net of distributions            $       211
Accumulated net realized gain/loss - net of distributions                 3,080
Net unrealized gain (loss)                                               11,895
Paid-in-capital applicable to 7,772,464 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                               87,283

NET ASSETS                                                          $   102,469

NET ASSET VALUE PER SHARE                                           $     13.18

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum Funds
----------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------                                            In thousands
                                               Growth     Income  International
                                                 Fund       Fund          Fund
                                               ------     ------  -------------
                                             6 Months    6 Months    6 Months
                                                Ended       Ended       Ended
                                              6/30/00     6/30/00     6/30/00
INVESTMENT INCOME
Income distributions from underlying funds  $   6,752   $  79,204   $     219
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Sale of underlying funds                     22,588     (32,868)      2,886
  Capital gain distributions
  from underlying funds                        12,866       8,826           -
-------------------------------------------------------------------------------
  Net realized gain (loss)                     35,454     (24,042)      2,886
Change in net unrealized gain or loss          63,870      (7,704)     (5,322)
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss)        99,324     (31,746)     (2,436)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                      $ 106,076   $  47,458   $  (2,217)

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum Growth Fund
----------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                In thousands
                                                        6 Months          Year
                                                           Ended         Ended
                                                         6/30/00      12/31/99
Increase (Decrease) in Net Assets
Operations
  Investment income                                  $     6,752   $    23,136
  Net realized gain (loss)                                35,454       292,276
  Change in net unrealized gain or loss                   63,870       227,805
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations      106,076       543,217
-------------------------------------------------------------------------------
Distributions to shareholders
  Investment income                                            -       (26,073)
  Net realized gain                                            -      (293,035)
-------------------------------------------------------------------------------
  Decrease in net assets from distributions                    -      (319,108)
-------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                            285,075       398,895
  Distributions reinvested                                     -       310,958
  Shares redeemed                                       (341,820)     (671,253)
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                     (56,745)       38,600
-------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                         49,331       262,709
Beginning of period                                    3,030,950     2,768,241
-------------------------------------------------------------------------------
End of period                                        $ 3,080,281   $ 3,030,950

*Share information
  Shares sold                                             16,051        23,383
  Distributions reinvested                                     -        18,800
  Shares redeemed                                        (19,296)      (39,287)
-------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding               (3,245)        2,896

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum Income Fund
----------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                 In thousands
                                                        6 Months          Year
                                                           Ended         Ended
                                                         6/30/00      12/31/99
Increase (Decrease) in Net Assets
Operations
  Investment income                                 $     79,204   $   153,382
  Net realized gain (loss)                               (24,042)       27,911
  Change in net unrealized gain or loss                   (7,704)     (174,105)
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations       47,458         7,188
-------------------------------------------------------------------------------
Distributions to shareholders
  Investment income                                      (79,204)     (158,379)
  Net realized gain                                            -       (30,463)
-------------------------------------------------------------------------------
  Decrease in net assets from distributions              (79,204)     (188,842)
-------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                            269,941       793,286
  Distributions reinvested                                72,532       175,415
  Shares redeemed                                       (479,698)     (812,665)
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                    (137,225)      156,036
-------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                       (168,971)      (25,618)
Beginning of period                                    2,548,435     2,574,053
-------------------------------------------------------------------------------
End of period                                       $  2,379,464   $ 2,548,435

*Share information
  Shares sold                                             25,518        71,118
  Distributions reinvested                                 6,869        15,876
  Shares redeemed                                        (45,381)      (72,904)
-------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding              (12,994)       14,090

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum International Fund
-----------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                              In thousands
                                                     6 Months           Year
                                                        Ended          Ended
                                                      6/30/00       12/31/99
Increase (Decrease) in Net Assets
Operations
 Investment income                                 $      219    $       681
 Net realized gain (loss)                               2,886          5,241
 Change in net unrealized gain or loss                 (5,322)        16,447
------------------------------------------------------------------------------
 Increase (decrease) in net assets from operations     (2,217)        22,369
------------------------------------------------------------------------------
Distributions to shareholders
 Investment income                                          -           (718)
 Net realized gain                                          -         (5,358)
------------------------------------------------------------------------------
 Decrease in net assets from distributions                  -         (6,076)
------------------------------------------------------------------------------
Capital share transactions *
 Shares sold                                           45,049         20,507
 Distributions reinvested                                   -          5,761
 Shares redeemed                                      (23,209)       (14,467)
------------------------------------------------------------------------------
 Increase (decrease) in net assets from capital
 share transactions                                    21,840         11,801
------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                      19,623         28,094
Beginning of period                                    82,846         54,752
------------------------------------------------------------------------------
End of period                                      $  102,469    $    82,846

*Share information
 Shares sold                                            3,397          1,754
 Distributions reinvested                                   -            465
 Shares redeemed                                       (1,749)        (1,280)
------------------------------------------------------------------------------
 Increase (decrease) in shares outstanding              1,648            939

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Spectrum Funds
----------------------------
Unaudited                                                          June 30, 2000

NOTES TO FINANCIAL STATEMENTS
-----------------------------

     T. Rowe Price Spectrum Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds), are the three portfolios established by the corporation. Operations commenced on June 29, 1990 for Spectrum Growth and Spectrum Income Funds, and on December 31, 1996 for Spectrum International Fund.

     Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying funds). Spectrum Growth Fund principally seeks long-term capital appreciation and growth of income by allocating its assets to underlying funds that invest primarily in stocks. Spectrum Income Fund strives to provide a high level of current income with moderate share price fluctuation, by investing in underlying funds that invest primarily in fixed income securities. The objective of Spectrum International Fund is to provide long-term capital appreciation through allocations to underlying funds that invest primarily in international stocks and, to a lesser degree, international bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PREPARATION The financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry, which may require the use of estimates by fund management.

     VALUATION Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund on the day of valuation.

     Assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     DISTRIBUTIONS Income and capital gain distributions from the underlying funds and distributions to the Spectrum Funds' shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions to the Spectrum Funds' shareholders are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

     FEDERAL INCOME TAXES No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     OTHER Income is recorded on the accrual basis. Purchases and sales of the underlying funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

NOTE 2 - INVESTMENTS IN UNDERLYING FUNDS

     Purchases and sales of the underlying funds for the six months ended June 30, 2000 were as follows:

                                       Growth         Income       International
                                         Fund           Fund               Fund
                                       ------         ------       -------------
Purchases                        $ 141,206,000    $  235,893,000   $ 36,549,000
Sales                              178,239,000       363,384,000     14,482,000

     At June 30, 2000, the net unrealized gain (loss) on investments in the underlying funds for both federal income tax and financial reporting purposes were as follows:

                                       Growth         Income       International
                                         Fund           Fund               Fund
                                       ------         ------       -------------
Appreciated investments         $ 879,007,000     $  31,731,000    $ 12,081,000
Depreciated investments            (1,376,000)     (145,148,000)       (186,000)
Net unrealized gain (loss)      $ 877,631,000     $(113,417,000)   $ 11,895,000


NOTE 3 - RELATED PARTIES

     T. Rowe Price Associates, Inc. (T. Rowe Price) is the investment manager for Spectrum Growth and Spectrum Income Funds, and also serves as manager for the domestic underlying funds. Rowe Price-Fleming International, Inc. (Price-Fleming) is the investment manager for Spectrum International Fund, and also serves as manager for the international underlying funds. T. Rowe Price and its wholly-owned subsidiaries provide transfer and dividend disbursing agent, accounting, shareholder, administrative, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of T. Rowe Price, Price-Fleming, and the underlying funds.

     The Spectrum Funds pay no management fees; however, T. Rowe Price and Price-Fleming receive management fees from managing the underlying funds. In addition, expenses associated with the operation of the Spectrum Funds are borne by each underlying fund in proportion to the average daily value of its shares owned by the Spectrum Funds, pursuant to special servicing agreements between and among the corporation, the underlying funds, T. Rowe Price, and, in the case of Spectrum International, Rowe-Price Fleming. Therefore, the Spectrum Funds each operate at a zero expense ratio, although the valuations of the underlying funds reflect management fees and other expenses incurred by the underlying funds.

     The Spectrum Funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by Spectrum within the set limits may represent a significant portion of an underlying fund's net assets. At June 30, 2000, Spectrum International held less than 25.0% of the outstanding shares of any underlying fund and Spectrum Growth held approximately 52.5% of the outstanding shares of the T. Rowe Price Mid-Cap Value Fund. Spectrum Income Fund held approximately 58.9% of the outstanding shares of the
T. Rowe Price U.S. Treasury Long-Term Fund, 53.1% of the T. Rowe Price Emerging Markets Bond Fund, 43.7% of the T. Rowe Price International Bond Fund, 39.9% of the T. Rowe Price GNMA Fund, 36.3% of the T. Rowe Price New Income Fund, and 33.0% of the T. Rowe Price High Yield Fund.

================================================================================
T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------
CHECKING Available on most fixed-income funds ($500 minimum).

AUTOMATIC INVESTING From your bank account or paycheck.

AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
-------------------
Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION
----------------------
COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

INSIGHTS Educational reports on investment strategies and financial markets.

INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.        C08-051  6/30/00